Third Quarter 2024 Earnings Presentation November 4, 2024 Exhibit 99.2

Safe Harbor Statement and Other Matters This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to a historical or current fact. The words "believe," "expect," "will," "anticipate," "plan," "estimate," "target," "project" and similar expressions, among others, generally identify "forward-looking statements," which speak only as of the date such statements were made. These forward-looking statements may address, among other things, guidance on Company and segment performance for the fourth quarter of 2024 and the Company’s strategy. Forward-looking statements are based on certain assumptions and expectations of future events that may not be accurate or realized, such as guidance relying on models based upon management assumptions regarding future events that are inherently uncertain. These statements are not guarantees of future performance. Forward-looking statements also involve risks and uncertainties including the outcome or resolution of any pending or future environmental liabilities, the commencement, outcome or resolution of any regulatory inquiry, investigation or proceeding, the initiation, outcome or settlement of any litigation, remediation of material weaknesses and internal control over financial reporting, changes in environmental regulations in the U.S. or other jurisdictions that affect demand for or adoption of our products, anticipated future operating and financial performance for our segments individually and our company as a whole, business plans, prospects, targets, goals and commitments, capital investments and projects and target capital expenditures, efforts to resolve outstanding or potential litigation, including claims related to legacy PFAS liabilities, plans for dividends, sufficiency or longevity of intellectual property protection, cost reductions or savings targets, plans to increase profitability and growth, our ability to develop and commercialize new products or technologies and obtain necessary regulatory approvals, our ability to make acquisitions, integrate acquired businesses or assets into our operations, and achieve anticipated synergies or cost savings, all of which are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These statements also may involve risks and uncertainties that are beyond Chemours' control. Matters outside our control, including general economic conditions, geopolitical conditions and global health events and weather events, have affected or may affect our business and operations and may or may continue to hinder our ability to provide goods and services to customers, cause disruptions in our supply chains such as through strikes, labor disruptions or other events, adversely affect our business partners, significantly reduce the demand for our products, adversely affect the health and welfare of our personnel or cause other unpredictable events. Additionally, there may be other risks and uncertainties that Chemours is unable to identify at this time or that Chemours does not currently expect to have a material impact on its business. Factors that could cause or contribute to these differences include the risks, uncertainties and other factors discussed in our filings with the U.S. Securities and Exchange Commission, including in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and in our Annual Report on Form 10-K for the year ended December 31, 2023. Chemours assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law. We prepare our financial statements in accordance with Generally Accepted Accounting Principles (GAAP). Within this presentation, we may make reference to Adjusted Net Income, Adjusted EPS, Adjusted EBITDA, Total Debt Principal, Net and Net Leverage Ratio which are non-GAAP financial measures. The Company includes these non-GAAP financial measures because management believes they are useful to investors in that they provide for greater transparency with respect to supplemental information used by management in its financial and operational decision making. Management uses Adjusted Net Income, Adjusted EPS and Adjusted EBITDA, which adjust for (i) certain non-cash items, (ii) certain items we believe are not indicative of ongoing operating performance or (iii) certain nonrecurring, unusual or infrequent items to evaluate the Company's performance in order to have comparable financial results to analyze changes in our underlying business from period to period. Additionally, Total Debt Principal, Net and Net Leverage Ratio are utilized as liquidity measures to assess the cash generation of our businesses and on-going liquidity position. Accordingly, the Company believes the presentation of these non-GAAP financial measures, when used in conjunction with GAAP financial measures, is a useful financial analysis tool that can assist investors in assessing the Company's operating performance and underlying prospects. This analysis should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. This analysis, as well as the other information in this press release, should be read in conjunction with the Company's financial statements and footnotes contained in the documents that the Company files with the U.S. Securities and Exchange Commission. The non-GAAP financial measures used by the Company in this press release may be different from the methods used by other companies. The Company does not provide a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures on a forward-looking basis because it is unable to predict with reasonable certainty the ultimate outcome of unusual gains and losses, potential future asset impairments and pending litigation without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For more information on the non-GAAP financial measures, please refer to the attached schedules or the table, "Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)" and materials posted to the Company's website at investors.chemours.com.

Third Quarter 2024 Highlights Generated $1.5B in Net Sales and $208M in Adjusted EBITDA Provided Refreshed Three-Year Corporate Strategy Continued strong adoption of Opteon™ Refrigerants in TSS with 21% YoY growth TT Adjusted EBITDA up 23% YoY, driven by operational execution Generated $1.5B in Net Sales and $208M in Adjusted EBITDA Delivered high single-digit percentage growth year-over-year in Performance Solutions in APM

Third Quarter 2024 Financial Summary ($ in millions unless otherwise noted; excludes per share amounts) 3Q24 3Q23    Y-o-Y ∆ 2Q24     Q-o-Q ∆ Net Sales $1,501 $1,487 $14 $1,538 $(37) Net (Loss) /Income1 $(27) $12 $(39) $70 $(97) Adj. Net Income 2 $61 $65 $(4) $57 $4 EPS 3 $(0.18) $0.08 $(0.26) $0.46 $(0.64) Adj. EPS 2,3 $0.40 $0.43 $(0.03) $0.38 $0.02 Adj. EBITDA 2,4 $208 $211 $(3) $206 $2 Operating Cash Flow  $139 $130 $9 $(620) $759 Capex $(76) $(86) $10 $(73) $(3) 1 Net (Loss)/ Income attributable to The Chemours Company 2 Non-GAAP measures, including Adjusted Net Income, Adjusted EPS and Adjusted EBITDA – please refer to the attached "GAAP Net (Loss) Income Attributable to Chemours to Adjusted Net Income and Adjusted EBITDA Reconciliation (Unaudited)” table 3 Calculation based on diluted share count 4 Adjusted EBITDA excludes net income attributable to noncontrolling interests, net interest expense, depreciation and amortization, and all remaining provision for income taxes from Adjusted Net Income. Please refer to the attached “GAAP Net Income (Loss) Attributable to Chemours to Adjusted Net Income and Adjusted EBITDA Reconciliation (Unaudited)” table

Adjusted EBITDA Bridge ($ in millions) Price Declines:($50) million due to lower pricing across all segments Volume Impacts: $17 million driven by Opteon™ Refrigerants product adoption and a slight increase in TiO2 demand Cost Impacts: $37 million primarily driven by continued TT Transformation Plan benefits, partially offset by lower fixed cost absorption in Freon™ Refrigerants production and costs for near-term quota allowances    See reconciliation of Non-GAAP measures in the Appendix

Segment Summary ($ in millions unless otherwise noted) Net Sales ($ in millions) Adjusted EBITDA and Margin (%)     21%      25%      20%      11% APM TSS 32% 39% 37% 31% TSS APM TT TT 24% 16% 10% 13%

$604 Unrestricted $596 Unrestricted Liquidity Position as of September 30, 2024 ($ in millions unless otherwise noted) $4.1B $3.5B 4.4x Gross debt TTM Net Leverage 8 Net Debt 7 $1.2B    5   Total cash balances include $15 million and $70 million of restricted cash and restricted cash equivalents on Chemours’ Balance Sheets as of June 30, 2024 and September 30, 2024, respectively.  Restricted cash of $70 million at the end of the third quarter includes $50 million held in escrow under the terms of the Memorandum of Understanding (MOU) related to potential future legacy liabilities, and an additional $20 million representing its estimated interest in an escrow account for insurance proceeds.  6   Total liquidity is calculated as the sum of $596 million unrestricted cash and cash equivalents and $652 million of revolving credit capacity, net of outstanding letters of credit. Restricted cash and restricted cash equivalents totaling $70 million is not        included in this calculation. 7   Net Debt, which we also refer to herein as Total Debt Principal, Net, is calculated as gross debt less unrestricted cash and cash equivalents  8  TTM Net Leverage reflects Total Debt Principal, Net at quarter-end divided by trailing twelve months of Adjusted EBITDA 5 Total Liquidity 6 5 $15 Restricted $70 Restricted

Fourth Quarter 2024 Guidance TSS Net Sales: Expected to decline in the low teens (%) sequentially, driven by refrigerant seasonality, though TSS anticipates maintaining double-digit year-over-year growth in Opteon™ Refrigerants Adjusted EBITDA: Projected to decrease in the low-20% range sequentially due to refrigerant seasonality TT Net Sales: Expected to decline in the mid- to high-single-digit (%) range, impacted by seasonality, lower volumes, and a regional mix shift Adjusted EBITDA: Expected to decline in the mid- to high-teens (%) range, consistent with sequentially-lower volumes and mix APM Net Sales: Anticipated to decline in the low single-digit (%) range, driven by macro weakness in Advanced Materials end markets, slightly offset by growth in Performance Solutions Adjusted EBITDA: Expected to remain broadly flat sequentially, benefiting from favorable Performance Solutions contributions and ongoing cost reduction efforts Consolidated Net Sales: Decline in the mid to high single-digit (%) range Adjusted EBITDA: Decline in the high teens to low 20% range Corporate Expenses, as an offset to Adjusted EBITDA, are expected to be generally in line with the third quarter Sequential Business Outlook:

Our Corporate Strategy: “Pathway to Thrive” Pillars for Success Operational Excellence Manufacturing excellence as a basis for success Improved and standardized operating model for consistent execution Continuous improvement to adapt to changing markets Strengthening the Long Term Measurable progress on resolving legacy liabilities in the interest of stakeholders Responsible manufacturing practices Targeted policy efforts >$250M cost reduction from 2024 to 2027 Recognizing criticality of our chemistries PATHWAY TO THRIVE Balanced & Disciplined Capital Allocation To Create Shareholder Value Enabling Growth Investing smartly in selected growth projects Commercial effectiveness to drive sales growth Innovation and new product development Portfolio Management Holistic portfolio analysis focused on distinct value creation metrics Shift product mix to higher value applications in growing end markets Optimize asset footprint Driving shareholder value >5% Sales CAGR from 2024 to 2027

Appendix

2024 Disruption and Investment Costs Cost Type & Description 1,2 Full Year 2024 Titanium Technologies Impacts from Q2 Altamira unplanned shut down $26 Thermal and Specialized Solutions SG&A and R&D Investments to Support Innovation (2P50 & NGR): ~$15-20 $15 - $20 Corporate Expense Costs associated with the Audit Committee’s Internal Review & remediation $28 Unallocated Costs Advisor costs associated with the TT Transformation Plan, applied in consolidation $15 ($ in millions) 1 Costs above reflect costs captured in Adjusted EBITDA, referenced in earnings commentary and discussion from Q1, Q2 and Q3. 2 Costs within do not include items that were excluded from Adjusted EBITDA, which were deemed non-recurring in nature.

# TSS Segment Net Sales and Adjusted EBITDA (Unaudited)



($ in millions)
% of total Net Sales
$436
FP&O
22%
Freon™
Refrigerants
39%
Opteon™
Refrigerants
39%
($12)
$36
$460
FP&O
24%
Freon™
Refrigerants
32%
Opteon™
Refrigerants
44%
3Q23
Price/Currency
Volume
3Q24



($ in millions)
% reflects Adjusted EBITDA Margin
$162
Quota Allowances ~33%
Raw Materials ~33%
Non-Corpus ~33%
$141
3Q23
Price/Currency
Volume
Cost/Other
3Q24

**Price Declines**: Lower Freon™ Refrigerants pricing due to elevated HFC inventories on the market, partially offset by value-based pricing of Opteon™ stationary refrigerants.
**Volume Impacts**: Continued Opteon™ Refrigerants adoption in stationary and automotive after-markets combined with FP&O demand more than offsetting lower Freon™ Refrigerants volumes in line with regulatory step-downs.
**Quota Allowances:** EPA Technology Transitions final interim ruling in Q4 2023 delayed certain stationary Opteon™ Refrigerants sales to 2025, to support a higher mix of Freon™ Refrigerant sales in 2024. Opportunistic quota purchases have been made to meet the demand for those Freon™ Refrigerants in 2024.
**Raw Materials:** Increased costs to support stationary adoption.

12

TT Segment Net Sales and Adjusted EBITDA (Unaudited) ($ in millions) ($ in millions) Net Sales: The decline was mainly driven by a 2% price decrease. Volumes increased 1%, while unfavorable currency movements contributed a 1% headwind compared to the prior year. Adjusted EBITDA growth: Driven by cost savings from the Titanium Technologies Transformation Plan, partially offset by lower prices and lingering impacts from the unplanned weather-related downtime at our Altamira, Mexico site. The downtime resulted in a cost impact of $18 million for the quarter.

APM Segment Net Sales and Adjusted EBITDA (Unaudited) ($ in millions) % of total Net Sales ($ in millions) Performance Solutions 38% Performance Solutions 40% Advanced Materials 62% Advanced Materials 60% Net Sales: Segment net sales for the three months ended September 30, 2024, increased primarily due to a 9% rise in volume, partially offset by a 7% price decrease driven by softer market dynamics and product mix. Unfavorable currency movements contributed a 1% headwind compared to the prior year. Adjusted EBITDA: This decline was primarily due to decreased pricing and lower absorption of fixed costs.

Segment Net Sales and Adjusted EBITDA (Unaudited) 460 679 348 14 1,501 141 85 39 2 31% 13% 11% 21% 436 690 343 18 1,487 162 69 68 2 37% 10% 20% 11% 513 673 339 13 1,538 161 80 45 3 31% 12% 13% 23%

GAAP Net (Loss) Income Attributable to Chemours to Adjusted Net Income and Adjusted EBITDA Reconciliation (Unaudited) GAAP Net Leverage Ratio to Non-GAAP Net Leverage Ratio (Page 1/2) (30) (27) (2) 43 56 97) 1 1 (4) 61 69 78 208 (0.18) (0.01) 0.29 0.37 (0.05) 0.01 0.01 (0.03) 0.40 13 12 1 9 127 1 (106) 7 (11) 31 8 (1) (13) 65 55 76 15 211 0.08 0.01 0.06 0.85 0.01 0.06 0.85 0.01 (0.71) 0.05 (0.07) 0.21 0.05 (0.01) (0.09) 0.43 82 70 (2) 7 3 (8) (16) (4) 7 57 66 74 9 206 0.46 (0.01) 0.05 0.02 (0.05) (0.11) (0.03) 0.05 0.38 48 77 (6) 23 61 56 (7) 9 (33) 74 (15) (27) 212 261 297 13 783 (316) 47 143 1 (101) 7 (60) 714 31 34 (120) 380 1 186 307 84 958

GAAP Net (Loss) Income Attributable to Chemours to Adjusted Net Income and Adjusted EBITDA Reconciliation (Unaudited) GAAP Net Leverage Ratio to Non-GAAP Net Leverage Ratio (Page 2/2) 208 149,697,616 150,180,195 (0.18) 0.40 211 148,623,633 150,185,638 0.08 0.08 0.44 0.43 149,413,167 150,123,060 0.47 0.46 0.38 0.38 206 783 4,078 (596) 3,482 72.5x 4.4x 958 4,031 (852) 3,179 (10.1)x 3.3x

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